Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Safe Bulkers, Inc. (the “Company”) for the fiscal year ending December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of the Company certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

The foregoing certification is provided solely for purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act of 2002 and is not intended to be used or relied upon for any other purpose.

Date: February 29, 2024
By:	/s/ POLYS HAJIOANNOU
Name: Polys Hajioannou
Title: Chairman and Chief Executive Officer
(Principal Executive Officer)